Rule 497(e)

File Nos. 333-146241 and 811-22102

Individual Retirement Bonus Product – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by First Great-West Life & Annuity Insurance Company

In connection with its COLI VUL-4 Series Account

SUPPLEMENT Dated February 2, 2009

To the Prospectus dated January 1, 2009

Effective immediately, the first two paragraphs in the Expense Charge Applied to Premium Section on page 27 of the Prospectus are deleted in their entirety and replaced with the following:

Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each Premium payment as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state's Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.

The current expense charge applied to Premium for sales load is 6.5% of Premium up to target and 3.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any). Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated January 1, 2009. Please keep this supplement for future reference.